Exhibit 99.2
UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re:
     The Kushner-Locke Company

Debtor(s).
CHAPTER 11 (BUSINESS)

Case Number:	Case No. LA 01-44828-SB

Operating Report Number:	90

For the Month Ending:	4/30/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1.	TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS			10,953,438.72

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS			10,618,359.78

3.	BEGINNING BALANCE:			335,078.94

4.	RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable — Post-filing

	Accounts Receivable — Pre-filing

	General Sales

	Other (Specify)	Internal Transfers	65,000.00

	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			65,000.00

5.	BALANCE:			400,078.94

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		0.00

	Disbursements (from page 2)		68,371.29

	TOTAL DISBURSEMENTS THIS PERIOD:***			68,371.29

7.	ENDING BALANCE:			331,707.65

8.	General Account Number(s):		1891935460
			Comerica Bank
	Depository Name & Location:		Los Angeles, CA

*	All receipts must be deposited into the general account.

**	Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.

***	This amount should be the same as the total from page 2.

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date	Check			*Amount	**Amount
mm/dd/yyyy	Number	Payee or DIP account	Purpose	Transfered	Disbursed	Amount
04/03/2009	Wire	ADP	Payroll Fees		82.96	$82.96
04/07/2009	8580	Payroll	Payroll		$1,383.49	$1,383.49
04/07/2009	8581	Payroll	Payroll		$6,742.42	$6,742.42
04/07/2009	8582	Payroll	Payroll		$2,928.26	$2,928.26
04/07/2009	Wire	Payroll Tax	Payroll		$6,575.60	$6,575.60
04/13/2009	8586	Comerica Bank	Bank Fee		$152.27	$152.27
04/17/2009	1404	Anthem Blue Cross	Insurance		$2,484.00	$2,484.00
04/17/2009	1405	Blue Shield	Insurance		$319.00	$319.00
04/17/2009	1406	Federal Express	Shipping		$26.29	$26.29
04/17/2009	1407	Kevin Marino Expenses	Office Supplies		$164.92	$164.92
04/17/2009	1408	Los Angeles County Tax Collector	Taxes		$40.29	$40.29
04/17/2009	1409	Recall	Storage		$918.84	$918.84
04/17/2009	1410	Stutman Treister & Glatt	Legal Fees		$10,340.78	$10,340.78
04/17/2009	1411	Xerox	Office Supplies		$22.49	$22.49
04/17/2009	1412	Alice Neuhauser Expenses	Health Reimbursement		$1,407.11	$1,407.11
04/17/2009	1413	Alice Neuhauser Expenses	Phone / Internet		$399.19	$399.19
04/17/2009	1414	Arrowhead	Office Supplies		$15.98	$15.98
04/17/2009	Wire	ADP	Payroll		$102.96	$102.96
04/22/2009	8583	Payroll	Payroll		$1,383.49	$1,383.49
04/22/2009	8584	Payroll	Payroll		$7,238.04	$7,238.04
04/22/2009	8585	Payroll	Payroll		$2,928.28	$2,928.28
04/22/2009	Wire	HSA	Insurance		$5,900.00	$5,900.00
04/22/2009	Wire	Payroll Tax	Payroll		$7,169.91	$7,169.91
04/24/2009	1415	AT & T	Telephone		$291.58	$291.58
04/24/2009	1416	Bowne of Los Angeles	SEC Reporting		$437.00	$437.00
04/24/2009	1417	HSA	Insurance		$20.00	$20.00
04/24/2009	1419	New Beginnings Enterprises	Rent / Parking		$4,720.30	$4,720.30
04/24/2009	1420	New Wave Entertainment	Sales / Marketing		$64.00	$64.00
04/24/2009	1421	Point 360	Sales / Marketing		$105.60	$105.60
04/24/2009	1422	AT & T	Internet		$86.09	$86.09
04/24/2009	Wire	ADP	Payroll		$170.15	$170.15
04/27/2009	1423	Global Media Television	Agent Fees		$3,750.00	$3,750.00

TOTAL DISBURSEMENTS THIS PERIOD:				0.00	68,371.29	$68,371.29

*	Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the “amount” column will be filled in for you.

**	Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the “amount” column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION

Bank statement Date:	4/30/2009	Balance on Statement:	$335,521.65

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check
Number	Check Date	Check Amount

1420	04/24/2009	64.00

1423	04/27/2009	3,750.00

TOTAL OUTSTANDING CHECKS:			3,814.00

Bank statement Adjustments:

Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$331,707.65

*	It is acceptable to replace this form with a similar form

**	Please attach a detailed explanation of any bank statement adjustment

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re:
     The Kushner-Locke Company

Debtor(s).
CHAPTER 11 (BUSINESS)

Case Number:	Case No. LA 01-44828-SB

Operating Report Number:	90

For the Month Ending:	4/30/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (COLLATERAL ACCOUNT*)

1.	TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS			11,889,363.96

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS			11,147,365.36

3.	BEGINNING BALANCE:			741,998.60

4.	RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable — Post-filing		18,750.00

	Accounts Receivable — Pre-filing

	General Sales

	Other (Specify)	Interest	52.73

	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			18,802.73

5.	BALANCE:			760,801.33

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		65,000.00

	Disbursements (from page 2)

	TOTAL DISBURSEMENTS THIS PERIOD:***			65,000.00

7.	ENDING BALANCE:			695,801.33

8.	General Account Number(s):		323-221-556
			JP Morgan Chase
	Depository Name & Location:		New York, NY

*	All receipts must be deposited into the general account.

**	Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.

***	This amount should be the same as the total from page 2.

TOTAL DISBURSEMENTS FROM COLLATERAL ACCOUNT FOR CURRENT PERIOD

Date	Check			*Amount	**Amount
mm/dd/yyyy	Number	Payee or DIP account	Purpose	Transfered	Disbursed	Amount
4/10/2009	Wire	Kushner-Locke	Internal Transfer	30,000.00		30,000.00
4/23/2009	Wire	Kushner-Locke	Internal Transfer	35,000.00		35,000.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00

						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00

TOTAL DISBURSEMENTS THIS PERIOD:				65,000.00	0.00	$65,000.00

*	Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the “amount” column will be filled in for you.

**	Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the “amount” column will be filled in for you.

COLLATERAL ACCOUNT
BANK RECONCILIATION

Bank statement Date:	4/30/2009	Balance on Statement:	$695,801.33

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:

Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$695,801.33

*	It is acceptable to replace this form with a similar form

**	Please attach a detailed explanation of any bank statement adjustment

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re:
     The Kushner-Locke Company

Debtor(s).
CHAPTER 11 (BUSINESS)

Case Number:	Case No. LA 01-44828-SB

Operating Report Number:	90

For the Month Ending:	4/30/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (COLLECTION ACCOUNT*)

1.	TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		1,268,719.47

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		51,287.80

3.	BEGINNING BALANCE:		1,217,431.67

4.	RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable — Post-filing

	Accounts Receivable — Pre-filing

	General Sales

	Other (Specify)	0.00

	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:		0.00

5.	BALANCE:		1,217,431.67

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)	0.00

	Disbursements (from page 2)	50.00

	TOTAL DISBURSEMENTS THIS PERIOD:***		50.00

7.	ENDING BALANCE:		1,217,381.67

8.	General Account Number(s):	112391673
		City National Bank
	Depository Name & Location:	Beverly Hills, CA

*	All receipts must be deposited into the general account.

**	Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.

***	This amount should be the same as the total from page 2.

TOTAL DISBURSEMENTS FROM COLLECTION ACCOUNT FOR CURRENT PERIOD

Date	Check			*Amount	**Amount
mm/dd/yyyy	Number	Payee or DIP account	Purpose	Transfered	Disbursed	Amount
04/30/2009	Fee	City National Bank	Bank Fee		$50.00	50.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
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						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00

TOTAL DISBURSEMENTS THIS PERIOD:				0.00	50.00	$50.00

*	Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the “amount” column will be filled in for you.

**	Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the “amount” column will be filled in for you.

COLLECTION ACCOUNT
BANK RECONCILIATION

Bank statement Date:	4/30/2009	Balance on Statement:	$1,217,381.67
Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:

Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$1,217,381.67

*	It is acceptable to replace this form with a similar form

**	Please attach a detailed explanation of any bank statement adjustment

I. D SUMMARY SCHEDULE OF CASH
ENDING BALANCES FOR THE PERIOD: 04/01/09-04/31/09
(Provide a copy of monthly account statements for each of the below)

		General Account:	331,707.65

		Collateral Account:	695,801.33

		Collection Account:	1,217,381.67

*Other Accounts:
	Bank of Scotland — Pinocchio	Time Deposit	218,978.17	Currency: GBP

	Bank of Scotland — Basil	Time Deposit	247,169.67	Currency: GBP

	Edge Entertainment		172.89

	KL- PWI account		731.10

	BLT Venture	JV Account	95,381.96

	BLT Venture	JV Account	330.45

	KL\7 Venture	JV Account	39,977.72

	Denial Venture	JV Account	244,679.46

	Cracker LLC	JV Account	15,569.01

	Swing	JV Account	13,031.13

*Other Monies:

	**Petty Cash (from below):		0.00

TOTAL CASH AVAILABLE:				3,120,912.21

Petty Cash Transactions:

Date	Purpose		Amount

TOTAL PETTY CASH TRANSACTIONS:				0.00

*	Specify the Type of holding (e.g. CD, Savings Account, Investment Security), and the depository name, location & account#

**	Attach Exhibit Itemizing all petty cash transactions

II. STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS
AND OTHER PARTIES TO EXECUTORY CONTRACTS

			Post-Petition
	Frequency of Payments		payments not made
Creditor, Lessor, Etc.	(Mo/Qtr)	Amount of Payment	(Number)	Total Due

TOTAL DUE:				0.00

III. TAX LIABILITIES
FOR THE REPORTING PERIOD:

Gross Sales Subject to Sales Tax:
Total Wages Paid:

	Total Post-Petition		Date Delinquent
	Amounts Owing	Amount Delinquent	Amount Due
Federal Withholding
State Withholding
FICA— Employer’s Share
FICA— Employee’s Share
Federal Unemployment
Sales and Use
Real Property
Other:

TOTAL:	0.00	0.00

IV. AGING OF ACCOUNTS PAYABLE AND RECEIVABLE

	*Accounts Payable	Accounts Receivable
	Post-Petition	Pre-Petition	Post-Petition
30 days or less	4,486.33		703,396.39
31 – 60 days
61 – 90 days
91 – 120 days
Over 120 days

TOTAL:	4,486.33	0.00	703,396.39

V. INSURANCE COVERAGE

		Amount of	Policy Expiration	Premium Paid
	Name of Carrier	Coverage	Date	Through (Date)
Commercial Package	St. Paul Travelers	2,000,000.00	2/14/2010	2/14/2010
Worker’s Compensation	St. Paul Travelers	1,000,000.00	1/14/2010	1/14/2010
E & O	St. Paul Travelers	3,000,000.00	3/3/2010	3/3/2010

Others:
VI. UNITED STATES TRUSTEE QUARTERLY FEES
(TOTAL PAYMENTS)

Quarterly Period	Total				Quarterly Fees
Ending (Date)	Disbursements	Quarterly Fees	Date Paid	Amount Paid	Still Owing
11/01-12/08	10,014,342.17	78,650.00		83,975.00	(5,325.00)
31-Mar-2009	295,493.00	1,950.00	apply credit		1,950.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00

		80,600.00		83,975.00	(3,375.00)

*	Post-Petition Accounts Payable SHOULD NOT include professionals’ fees and expenses which have been incurred but not yet awarded by the court. Post-Petition Accounts Payable SHOULD include professionals’ fees and expenses authorized by Court Order but which remain unpaid as of the close of the period report

VII. SCHEDULE OF COMPENSATION PAID TO INSIDERS

	Date of Order		Gross Compensation
	Authorizing		Paid During the
Name of Insider	Compensation	*Authorized Gross Compensation	Month

VIII. SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS

Date of Order
	Authorizing		Amount Paid
Name of Insider	Compensation	Description	During the Month

*	Please indicate how compensation was identified in the order (e.g. $1,000/week, $2,500/month)

IX. PROFIT AND LOSS STATEMENT
(ACCRUAL BASIS ONLY)

Apr 09
Ordinary Income/Expense
Income
KL International Sales	2,000.00

Total Income	2,000.00
Cost of Goods Sold
Global Media Sales Fee	3,750.00

Total COGS	3,750.00

Gross Profit	-1,750.00
Expense
Bank Service Charges
City National — Service Charge	50.00
Comerica — Service Charge	152.27

Total Bank Service Charges	202.27
Copy Machine	22.49
Delivery & Distribution Expense
Marketing	169.60
Shipping	26.29

Total Delivery & Distribution Expense	195.89
Insurance
Dental	638.00
Health	2,484.00
Health Acct.	7,327.11

Total Insurance	10,449.11
Internet	111.09
Office Supplies	153.13
Parking	330.00
Payroll
Payroll cost — Employees	17,485.25
Payroll Fee	356.07
Responsible Officer	18,864.24

Total Payroll	36,705.56
Postage and Delivery	2.77
Professional Fees
Legal Fees	12,120.33

Total Professional Fees	12,120.33
Rent	4,390.30
SEC Reporting	437.00
Storage	4,918.84
Taxes
Local	40.29

Total Taxes	40.29
Telephone	291.58
Telephone / E-mail Expenses	399.19

Total Expense	70,769.84

Net Ordinary Income	-72,519.84
Other Income/Expense
Other Income
Interest Income	52.73

Total Other Income	52.73

Net Other Income	52.73

Net Income	-72,467.11

X. BALANCE SHEET
(ACCRUAL BASIS ONLY)

Apr 30, 09
ASSETS
Current Assets
Checking/Savings
City National — Collection Acco	1,217,381.67
Comerica — DIP	331,707.65
Due from Vision/to Vision	19,200.65
KL Cash Collateral — JP Morgan	695,801.33

Total Checking/Savings	2,264,091.30
Accounts Receivable
AR — BL	15,000.00
AR — Global Media	358,750.00
AR — KL	258,333.35
AR — Vision	71,313.04

Total Accounts Receivable	703,396.39

Total Current Assets	2,967,487.69

TOTAL ASSETS	2,967,487.69

LIABILITIES & EQUITY
Liabilities
Current Liabilities
Accounts Payable
Accounts Payable	4,486.33

Total Accounts Payable	4,486.33

Total Current Liabilities	4,486.33

Total Liabilities	4,486.33

Equity
Opening Bal Equity	2,345,453.91
Retained Earnings	995,645.40
Net Income	-378,097.95

Total Equity	2,963,001.36

TOTAL LIABILITIES & EQUITY	2,967,487.69

XI. QUESTIONNAIRE

		No	Yes
1.	Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court? If “Yes”, explain below:	x

		No	Yes
2.	Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization? If “Yes”, explain below:	x

3.	State what progress was made during the reporting period toward filing a plan of reorganization Secured creditors are negotiating the final details of the reorg plan.

4.	Describe potential future developments which may have a significant impact on the case:

5.	Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period.
		No	Yes
6.	Did you receive any exempt income this month, which is not set forth in the operating report? If “Yes”, please set forth the amounts and sources of the income below.	x

I,	Alice P. Neuhauser, Responsible Officer
declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.

Date	Principal for debtor-in-possession